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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 30, 2003

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

5673 Airport Road, Roanoke, Virginia	24012
(Addressof Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (540) 362-4911

Not Applicable
(Former name, former address and former fiscal year, if changed since last report).

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit
Number

	10.1	Amended and Restated Credit Agreement dated as of December 5, 2003 among Advance Auto Parts, Inc. (“Advance Auto”), Advance Stores Company, Incorporated (“Advance Stores”), the lenders party thereto, JPMorgan Chase Bank (“JPMorgan Chase”), as administrative agent, and Suntrust Bank and Wachovia Bank, National Association, as documentation agents.

	10.2	Amended and Restated Pledge Agreement dated as of December 5, 2003 among Advance Auto, Advance Stores, the subsidiary pledgors listed therein and JPMorgan Chase, as collateral agent.

	10.5	Amended and Restated Security Agreement dated as of December 5, 2003 among Advance Auto, Advance Stores, the subsidiary guarantors listed therein and JPMorgan Chase, as collateral agent.

	10.43	Amendment and Restatement Agreement dated as of December 5, 2003 among Advance Auto, Advance Stores, the lenders party thereto and JPMorgan Chase, as administrative agent.

	10.44	Reaffirmation Agreement dated as of December 5, 2003 among Advance Auto, Advance Stores, the lenders party thereto and JPMorgan Chase, as administrative agent and collateral agent.

	99.1	Press Release of Advance Auto, dated December 8, 2003.

Item 9.	Regulation FD Disclosure.

                          On December 8, 2003, Advance Auto issued a press release announcing the amendment and restatement of its $600 million credit agreement. The amended and restated credit agreement provides for a reduction in the LIBOR interest rate spread to 2.0% from 2.25% effective December 5, 2003 on two new term loans. The new term loans will replace Advance Auto’s existing term loans of $440 million. In addition to the interest rate reduction, Advance Auto received approval under the amended and restated credit agreement to establish a vendor financing program. We are filing the amended and restated agreements under the existing exhibit numbers previously used in our Form 10-K as included in the exhibit index. The press release is incorporated herein to this Form 8-K by reference and a copy of the press release is attached hereto as Exhibit 99.1.

                          Note: The information contained in this Current Report on Form 8-K (excluding the amended and restated agreements set forth in exhibits 10.1, 10.2, 10.5, 10.43 and 10.44) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date December 30, 2003	/s/ JEFFREY T. GRAY

(Signature)*
Jeffrey T. Gray Senior Vice President and Chief Financial Officer

* Print name and title of the signing officer under his signature.

EXHIBIT INDEX
Exhibit
Number	Exhibit Description
10.1	Amended and Restated Credit Agreement dated as of December 5, 2003 among Advance Auto, Advance Stores, the lenders party thereto and JPMorgan Chase, as administrative agent, and Suntrust Bank and Wachovia Bank, National Association, as documentation agents.

10.2	Amended and Restated Pledge Agreement dated as of December 5, 2003 among Advance Auto, Advance Stores, the subsidiary pledgors listed therein and JPMorgan Chase, as collateral agent.

10.5	Amended and Restated Security Agreement dated as of December 5, 2003 among Advance Auto, Advance Stores, the subsidiary guarantors listed therein and JPMorgan Chase, as collateral agent.

10.43	Amendment and Restatement Agreement dated as of December 5, 2003 among Advance Auto, Advance Stores, the lenders party thereto and JPMorgan Chase, as administrative agent.

10.44	Reaffirmation Agreement dated as of December 5, 2003 among Advance Auto, Advance Stores, the lenders party thereto and JPMorgan Chase, as administrative agent and collateral agent.

99.1	Press Release of Advance Auto, dated December 8, 2003.